UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): September 12, 2007

Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

 Commission File Number: 000-51682

Delaware	20-3187008
(State of Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

999 Eighteenth Street, Suite 3000

Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 12, 2007, Highbury Financial Inc. (the “Company”) issued a press release setting forth the details of a presentation by Richard S. Foote, President and Chief Executive Officer of the Company.  A copy of this press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

99.1	Press release issued by Highbury Financial Inc. dated September 12, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

By:	/s/ Richard S. Foote
Richard S. Foote
President and Chief Executive Officer
Date: September 12, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Highbury Financial Inc. dated September 12, 2007.